Exhibit 10.1

LOAN AGREEMENT

THIS LOAN AGREEMENT (“Loan Agreement”) is made and entered into on or as of the ____________ day of ____________ , 2023 by and between the GOUVERNEUR SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN TRUST (“Borrower”), a trust for the GOUVERNEUR SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN (“ESOP”), acting by and through _________________________, not in its corporate capacity but solely in its capacity as trustee of the Borrower (“Trustee”); and GOUVERNEUR BANCORP, INC. (the “Lender”), a corporation organized and existing under the laws of the State of Maryland.

W I T N E S S E T H

WHEREAS, the Borrower is authorized to purchase shares of common stock of Gouverneur Bancorp, Inc. (“Common Stock”), directly from Gouverneur Bancorp, Inc. in an amount not to exceed _________________ (______) shares of Common Stock.

WHEREAS, the Borrower is authorized to borrow funds from the Lender for the purpose of financing authorized purchases of Common Stock; and

WHEREAS, the Lender is willing to make a loan to the Borrower for such purpose.

NOW, THEREFORE, the parties agree hereto as follows:

ARTICLE I

DEFINITIONS

The following definitions shall apply for purposes of this Loan Agreement, except to the extent that a different meaning is plainly indicated by the context:

Business Day means any day other than a Saturday, Sunday or other day on which banks are authorized or required to close under federal or local law or regulation.

Code means the Internal Revenue Code of 1986, as amended (including the corresponding provisions of any succeeding law).

Default means an event or condition that would constitute an Event of Default. The determination as to whether an event or condition would constitute an Event of Default shall be determined without regard to any applicable requirements of notice or lapse of time.

ERISA means the Employee Retirement Income Security Act of 1974, as amended (including the corresponding provisions of any succeeding law).

Event of Default means an event or condition described in Article 5.

Loan means the loan described in section 2.1.

Loan Documents means, collectively, the Loan Agreement, the Promissory Note and the Pledge Agreement and all other documents now or hereafter executed and delivered in connection with such documents, including all amendments, modifications and supplements of or to all such documents.

Pledge Agreement means the agreement described in section 2.8(a).

Principal Amount means the face amount of the Promissory Note, determined as set forth in section 2.1(c).

Promissory Note means the promissory note described in section 2.3.

Register means the register described in section 2.9.

ARTICLE II

THE LOAN; PRINCIPAL AMOUNT;

INTEREST; SECURITY; INDEMNIFICATION

Section 2.1     The Loan; Principal Amount.

(a)            The Lender hereby agrees to lend to the Borrower such amount, and at such time, as shall be determined under this section 2.1; provided, however, that in no event shall the aggregate amount lent under this Loan Agreement exceed ________________ (___).

(b)            Subject to the limitations of Section 2.1(a), the Borrower shall determine the amounts borrowed under this Agreement, and the time at which such borrowings are affected. Each such determination shall be evidenced in a writing that shall set forth the amount to be borrowed and the date on which the Lender shall disburse such amount, and such writing shall be furnished to the Lender by notice from the Borrower. The Lender shall disburse to the Borrower the amount specified in each such notice on the date specified therein or, if later, as promptly as practicable following the Lender’s receipt of such notice; provided, however, that the Lender shall have no obligation to disburse funds pursuant to this Agreement following the occurrence of a Default or an Event of Default until such time as such Default or Event of Default shall have been cured.

(c)            For all purposes of this Loan Agreement, the Principal Amount on any date shall be equal to the excess, if any, of:

(i)	the aggregate amount disbursed by the Lender pursuant to section 2.1(b) on or before such date; over

(ii)	the aggregate amount of any repayments of such amounts made before such date.

The Lender shall maintain on the Register a record of, and shall record in the Promissory Note, the Principal Amount, any changes in the Principal Amount and the effective date of any changes in the Principal Amount.

Section 2.2     Interest.

(a)            The Borrower shall pay to the Lender interest on the Principal Amount, for the period commencing with the first disbursement of funds under this Loan Agreement and continuing until the Principal Amount shall be paid in full, at the rate of ___________% per annum. Interest payable under this Agreement shall be computed on the basis of a year of 365 days and actual days elapsed (including the first day but excluding the last) occurring during the period to which the computation relates.

(b)            Accrued interest on the Principal Amount shall be payable by the Borrower on the dates set forth in Schedule I to the Promissory Note. All interest on the Principal Amount shall be paid by the Borrower in immediately available funds.

(c)            Anything in the Loan Agreement or the Promissory Note to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender’s receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest that may be charged or collected by the Lender. Any such payment referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest that may be charged or collected by the Lender. Such deferred interest shall not bear interest.

Section 2.3     Promissory Note.

The Loan shall be evidenced by the Promissory Note of the Borrower attached hereto as an exhibit payable to the order of the lender in the Principal Amount and otherwise duly completed.

Section 2.4     Payment of Trust Loan.

The Principal Amount of the Loan shall be repaid in accordance with Schedule I to the Promissory Note on the dates specified therein until fully paid.

Section 2.5     Prepayment.

The Borrower shall be entitled to prepay the Loan in whole or in part, at any time and from time to time; provided, however, that the Borrower shall give notice to the Lender of any such prepayment; and provided, further, that any partial prepayment of the Loan shall be in an amount not less than $1,000. Any such prepayment shall be: (a) permanent and irrevocable; (b) accompanied by all accrued interest through the date of such prepayment; (c) made without premium or penalty; and (d) applied on the inverse order of the maturity of the installment thereof unless the Lender and the Borrower agree to apply such prepayments in some other order.

Section 2.6     Method of Payments.

(a)            All payments of principal and interest payable hereunder shall be made in lawful money of the United States, in immediately available funds, to the Lender at the address specified in or pursuant to this Loan Agreement for notices to the Lender (Section 6.7(b)), on the date on which such payment shall become due. Any such payment made on such date but after such time shall, if the amount paid bears interest, and except as expressly provided to the contrary herein, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and, when paid, such payment shall include interest to the day on which payment is in fact made.

(b)            Notwithstanding anything to the contrary contained in this Loan Agreement or the Promissory Note, the Borrower shall not be obligated to make any payment, repayment or prepayment on the Promissory Note if doing so would cause the Borrower to cease to be a tax exempt trust under section 501(a) of the Code or if such act or failure to act would cause the Borrower to engage in any “prohibited transaction” as such term is defined in the section 4975(c) of the Code and the regulations promulgated thereunder which is not exempted by section 4975(c)(2) or (d) of the Code and the regulations promulgated thereunder or in section 406 of ERISA and the regulations promulgated thereunder which is not exempted by section 408(b) of ERISA and the regulations promulgated thereunder; provided, however, that in each case, the Borrower, may act or refrain from acting pursuant to this section 2.6(b) on the basis of an opinion of counsel, and any opinion of such counsel. The Borrower may consult with counsel, and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel. Nothing contained in this section 2.6(b) shall be construed as imposing a duty on the Borrower to consult with counsel. Any obligation of the Borrower to make any payment, repayment or prepayment on the Promissory Note or refrain from taking any other act hereunder or under the Promissory Note which is excused pursuant to this section 2.6(b) shall be considered a binding obligation of the Borrower for the purposes of determining whether a Default or Event of Default has occurred hereunder or under the Promissory Note and nothing in this section 2.6(b) shall be construed as providing a defense to any remedies otherwise available upon a Default or an Event of Default hereunder (other than the remedy of specific performance).

Section 2.7     Use of Proceeds of Loan.

The entire proceeds of the Loan shall be used solely for acquiring shares of Common Stock, and for no other purpose whatsoever.

Section 2.8     Security.

(a)            In order to secure the due payment and performance by the Borrower of all of its obligations under this Loan Agreement, simultaneously with the execution and delivery of this Loan Agreement by the Borrower, the Borrower shall:

(i)	pledge to the Lender as Collateral (as defined in the Pledge Agreement), and grant to the Lender a first priority lien on and security interest in, the Common Stock purchased with the Principal Amount, by the execution and delivery to the lender of the Pledge Agreement attached hereto as an exhibit; and

(ii)	execute and deliver, or cause to be executed and delivered, such other agreements, instruments and documents as the Lender may reasonably require in order to effect the purposes of the Pledge Agreement and this Loan Agreement.

(b)            The Lender shall release from encumbrance under the Pledge Agreement and transfer to the Borrower, as of the date on which any payment or repayment of the Principal Amount is made, a number of shares of Common Stock held as Collateral determined pursuant to the applicable provisions of the ESOP.

Section 2.9     Registration of the Promissory Note.

(a)            The Lender shall maintain a Register providing for the registration of the Principal Amount and any stated interest and of transfer and exchange of the Promissory Note. Transfer of the Promissory Note may be affected only by the surrender of the old instrument and either the reissuance by the Borrower of the old instrument to the new holder or the issuance by the Borrower of a new instrument to the new holder. The old Promissory Note so surrendered shall be canceled by the Lender and returned to the Borrower after such cancellation.

(b)            Any new Promissory Note issued pursuant to section 2.9(a) shall carry the same rights to interest (unpaid and to accrue) carried by the Promissory Note so transferred or exchanged so that there will not be any loss or gain of interest on the note surrender. Such new Promissory Note shall be subject to all of the provisions and entitled to all of the benefits of this Agreement. Prior to due presentment for registration or transfer, the Borrower may deem and treat the registered holder of any Promissory Note as the holder thereof for purposes of payment and other purposes. A notation shall be made on each new Promissory Note of the amount of all payments of principal and interest theretofore paid.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby represents and warrants to the Lender as follows:

Section 3.1     Power, Authority, Consents.

The Borrower has the power to execute, deliver and perform this Loan Agreement, the Promissory Note and Pledge Agreement, all of which have been duly authorized by all necessary and proper corporate or other action.

Section 3.2     Due Execution, Validity, Enforceability.

Each of the Loan Documents, including, without limitation, this Loan Agreement, the Promissory Note and the Pledge Agreement, has been duly executed and delivered by the Borrower; and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms.

Section 3.3     Properties, Priority of Liens.

The liens which have been created and granted by the Pledge Agreement constitute valid, first liens on the properties and assets covered by the Pledge Agreement, subject to no prior or equal lien.

Section 3.4     No Defaults, Compliance with Laws.

The Borrower is not in default in any material respect under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it is materially affected.

Section 3.5     Purchase of Common Stock.

Upon consummation of any purchase of Common Stock by the Borrower with the proceeds of the Loan, the Borrower shall acquire valid, legal and marketable title to all of the Common Stock so purchased, free and clear of any liens, other than a pledge to the Lender of the Common Stock so purchased pursuant to the Pledge Agreement. To the knowledge of the Trustee, neither the execution and delivery of the Loan Documents nor the performance of any obligation thereunder violates any provisions of law or conflicts with or results in a breach of or creates (with or without the giving of notice of lapse of time, or both) a default under any agreement to which the Borrower is a party or by which it is bound or any of its properties is affected. To the knowledge of the Trustee, no consent of any federal, state, or local governmental authority, agency, or other regulatory body, the absence of which could have a materially adverse effect on the Borrower or the Trustee, is or was required to be obtained in connection with the execution, delivery, or performance of the Loan Documents and the transaction contemplated therein or in connection therewith, including without limitation, with respect to the transfer of the shares of Common Stock purchased with the proceeds of the Loan pursuant thereto.

Section 3.6     ESOP; Contributions.

The ESOP provides that the ESOP sponsor may make contributions to the ESOP in an amount necessary to enable the Trustee to amortize the Loan in accordance with the terms of the Promissory Note; provided, however, that no such contributions shall be required if they would adversely affect the qualification of the ESOP under section 401(a) of the Code.

Section 3.7     Trustee.

The Trustee has been duly appointed by the ESOP sponsor.

Section 3.8     Compliance with Laws; Actions.

To the knowledge of the Trustee, neither the execution and delivery by the Borrower of this Loan Agreement or any instruments required thereby, nor compliance with the terms and provisions of any such documents by the Lender, constitutes a violation of any provision of any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality, or an event of default under any agreement, to which the Borrower is a party, to which the Borrower is bound or to which the Borrower is subject, which violation or event of default would have a material adverse effect on the Borrower. There is no action or proceeding pending or, to the knowledge of the Trustee, threatened against either the ESOP or the Borrower before any court or administrative agency.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE LENDER

The Lender hereby represents and warrants to the Borrower as follows:

Section 4.1     Power, Authority, Consents.

The Lender has the power to execute, deliver and perform this Loan Agreement, the Pledge Agreement and all documents executed by the Lender in connection with the Loan, all of which have been duly authorized by all necessary and proper corporate or other action. No consent, authorization or approval or other action by any governmental authority or regulatory body, and no notice by the Lender to, or filing by the Lender with, any governmental authority or regulatory body is required for the due execution, delivery and performance of this Loan Agreement.

Section 4.2     Due Execution, Validity, Enforceability.

This Loan Agreement and the Pledge Agreement have been duly executed and delivered by the Lender, and each constitutes a valid and legally binding obligation of the Lender, enforceable in accordance with its terms.

Section 4.3.     Primary Benefit of Loan.

The Loan is being made primarily for the benefit of the ESOP participants and their beneficiaries.

ARTICLE V

EVENTS OF DEFAULT

Section 5.1     Events of Default under Loan Agreement.

Each of the following events shall constitute an “Event of Default” hereunder:

(a)            Failure to make any payment or mandatory prepayment of principal of the Promissory Note when due, or failure to make any payment of interest on the Promissory Note not later than five (5) Business Days after the date when due.

(b)            Failure by the Borrower to perform or observe any term, condition or covenant of this Loan Agreement or of any of the other Loan Documents, including, without limitation, the Promissory Note and the Pledge Agreement.

(c)            Any representation or warranty made in writing to the Lender in any of the Loan Documents, or any certificate, statement or report made or delivered in compliance with this Loan Agreement, shall have been false or misleading in any material respect when made or delivered.

Section 5.2     Lender’s Rights upon Event of Default.

If an Event of Default under this Loan Agreement shall occur and be continuing, the Lender shall have no rights to assets of the Borrower other than: (a) contributions (other than contributions of Common Stock) that are made by the ESOP sponsor to enable the Borrower to meet its obligations pursuant to this Loan Agreement and earnings attributable to the investment of such contributions and (b) “Eligible Collateral” (as defined in the Pledge Agreement); provided, however, that: (i) the value of the Borrower’s assets transferred to the Lender following an Event of Default in satisfaction of the due and unpaid amount of the Loan shall not exceed the amount in default; (ii) the Borrower’s assets shall be transferred to the Lender following an Event of Default only to the extent of the failure of the Borrower to meet the payment schedule of the Loan; and (iii) all rights of the Lender to the Common Stock purchased with the proceeds of the Loan covered by the Pledge Agreement following an Event of Default shall be governed by the terms of the Pledge Agreement.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.1     Payments.

All payments hereunder and under the Promissory Note shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Loan Agreement and the Promissory Note, subject to any applicable tax withholding requirements. Upon payment in full of the Promissory Note, the Lender shall mark such Promissory Note “Paid” and return it to the Borrower.

Section 6.2     Survival.

All agreements, representations and warranties made herein shall survive the delivery of this Loan Agreement and the Promissory Note.

Section 6.3     Modifications, Consents and Waivers; Entire Agreement.

No modification, amendment or waiver of or with respect to any provision of this Loan Agreement, the Promissory Note, the Pledge Agreement, or any of the other Loan Documents, nor consent to any departure from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by the party against whom enforcement thereof is sought. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on a party in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Loan Agreement embodies the entire agreement and understanding between the Lender and the Borrower and supersedes all prior agreements and understandings relating to the subject matter hereof.

Section 6.4     Remedies Cumulative.

Each and every right granted to the Lender hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Lender or the holder of the Promissory Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the obligations under the Loan Documents shall be without regard to any counterclaim, right of offset or any other claim whatsoever which the Borrower may have against the Lender and without regard to any other obligation of any nature whatsoever which the Lender may have to the Borrower, and no such counterclaim or offset shall be asserted by the Borrower in any action, suit or proceeding instituted by the Lender for payment or performance of such obligations.

Section 6.5     Further Assurances; Compliance with Covenants.

At any time and from time to time, upon the request of the Lender, the Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Lender may reasonably request in order to fully effect the terms of this Loan Agreement, the Promissory Note, the Pledge Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loan.

Section 6.6     Notices.

Except as otherwise specifically provided for herein, all notice, requests, reports and other communications pursuant to this Loan Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by registered or certified mail, return receipt requested, except for routine reports delivered in compliance with Article VI hereof which may be sent by ordinary first-class mail) or telex or telecopier addressed as follows:

(a)	If to the Borrower:

Gouverneur Bank Employee Stock Ownership Plan Trust

_____________

(b)	If to the Lender:

Gouverneur Bancorp, Inc.

Attn: _________________

Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or by commercial messenger service, or sent by telex or telecopier, to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, addressed as aforesaid. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given only when actually received by the party to whom it is addressed.

Section 6.7     Counterparts.

This Loan Agreement may be signed in any number of counterparts which, when taken together, shall constitute one and the same document.

Section 6.8     Construction; Governing Law.

The headings used in the table of contents and in this Loan Agreement are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of any gender or of singular or plural terms shall be deemed to include uses of the other genders or plural or singular terms, as the context may require. All references in this Loan Agreement of an Article or section shall be to an Article or section of this Loan Agreement, unless otherwise specified. This Loan Agreement, the Promissory Note, the Pledge Agreement and the other Loan Documents shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Section 6.9     Severability.

Wherever possible, each provision of this Loan Agreement shall be interpreted in such manner as to be effective and valid under applicable law; however, the provisions of this Loan Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provisions in this Loan Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Loan Agreement are independent, and compliance by a party with any of them shall not excuse non-compliance by such party with any other. The Borrower shall not take any action the effect of which shall constitute a breach or violation of any provision of this Loan Agreement.

Section 6.10     Binding Effect: No Assignment or Delegation.

This Loan Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and the Lender and its successors and assigns. The rights and obligations of the Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

IN WITNESS WHEREOF, the parties have caused this Loan Agreement to be executed as of the date first written above.

GOUVERNEUR BANK EMPLOYEE STOCK OWNERSHIP PLAN TRUST

By:	______________________, not in its corporate capacity but solely in its capacity as Trustee

By:
_______________, not in his individual capacity, but solely in his capacity as a duly authorized officer of GreatBanc Trust Company

GOUVERNEUR BANCORP, INC.
(LENDER)

By:
Chief Executive Officer

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (“Pledge Agreement”) is made as of the __________ day of __________, __________ by and between the GOUVERNEUR SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN TRUST (“Pledgor”), acting by and through ________________, not in its corporate capacity but solely in its capacity as trustee of the Pledgor (“Trustee”), and GOUVERNEUR BANCORP, INC. (“Pledgee”).

W I T N E S S E T H

WHEREAS, this Pledge Agreement is being executed and delivered to the Pledgee pursuant to the terms of a Loan Agreement (“Loan Agreement”), by and between the Pledgor and the Pledgee;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Loan Agreement, the parties hereto do hereby covenant and agree as follows:

Section 1. Definitions. The following definitions shall apply for purposes of this Pledge Agreement, except to the extent that a different meaning is plainly indicated by the context; all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Loan Agreement:

Collateral shall mean the Pledged Shares and, subject to section 5 hereof, and to the extent permitted by applicable law, all rights with respect thereto, and all proceeds of such Pledged Shares and rights.

ESOP shall mean the Gouverneur Savings and Loan Association Employee Stock Ownership Plan, as amended and restated.

Event of Default shall mean an event so defined in the Loan Agreement.

Liabilities shall mean all the obligations of the Pledgor to the Pledgee under the Loan Agreement and the Promissory Note made and entered into, or issued, on or as of __________________ and any amendments thereto.

Pledged Shares shall mean all the Shares of Common Stock of the Pledgee purchased by the Pledgor with the proceeds of the loan made by the Pledgee to the Pledgor pursuant to the Loan Agreement but excluding any such shares previously released pursuant to section 4.

Section 2. Pledge. To secure the payment of and performance of all the Liabilities, the Pledgor hereby pledges to the Pledgee, and grants to the Pledgee, a security interest in, and lien upon, the Collateral.

Section 3. Representations and Warranties of the Pledgor. The Pledgor represents, warrants, and covenants to the Pledgee as follows:

(a)            to the knowledge of the Trustee, the execution, delivery and performance of this Pledge Agreement and the pledging of the Collateral hereunder do not and will not conflict with, result in a violation of, or constitute a default under, any agreement binding upon the Pledgor;

(b)            the Pledged Shares are and will continue to be owned by the Pledgor free and clear of any liens or rights of any other person except the lien hereunder and under the Loan Agreement in favor of the Pledgee, and the security interest of the Pledgee in the Pledged Shares and the proceeds thereof is and will remain prior to and senior to the rights of all others;

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(c)            this Pledge Agreement is the legal, valid, binding and enforceable obligation of the Pledgor in accordance with its terms;

(d)            the Pledgor shall, from time to time, upon request of the Pledgee, promptly deliver to the Pledgee such stock powers, proxies and similar documents, satisfactory in form and substance to the Pledgee, with respect to the Collateral as the Pledgee may reasonably request; and

(e)            subject to the first sentence of section 4(b), the Pledgor shall not, so long as any Liabilities are outstanding, sell, assign, exchange, pledge or otherwise transfer or encumber any of its rights in and to any of the Collateral.

Section 4. Eligible Collateral.

(a)            As used herein the term “Eligible Collateral” shall mean the amount of Collateral which has an aggregate fair market value equal to the amount by which the Pledgor is in default or such lesser amount of Collateral as may be required pursuant to section 13 of this Pledge Agreement.

(b)            The Pledged Shares shall be released from this Pledge Agreement in a manner conforming to the requirements of Treasury Regulations Section 54.4975-7(b)(8), as the same may be from time to time amended or supplemented, and the applicable provisions of the ESOP. Subject to such Regulations, the Pledgee may from time to time, after any Default or Event of Default, and without prior notice to the Pledgor, transfer all or any part of the Eligible Collateral in the name of the Pledgee or its nominee, without disclosing that such Eligible Collateral is subject to any rights of the Pledgor and may from time to time, whether before or after any of the Liabilities shall become due and payable, without notice to the Pledgor, take all or any of the following actions: (i) notify the parties obligated on any of the Eligible Collateral to make payment to the Pledgee of any amounts due or due to become due thereunder, (ii) release or exchange all or any part of the Eligible Collateral, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (iii) take control of any proceeds of the Eligible Collateral.

Section 5. Delivery.

(a)            Unless otherwise determined by the parties, the Pledgor shall deliver to the Pledgee upon execution of this Pledge Agreement (i) either (A) certificates for the Pledged Shares, each certificate duly signed in blank by the Pledgor or accompanied by a stock transfer power duly signed in blank by the Pledgor and each such certificate accompanied by all required documentary or stock transfer tax stamps or (B) if the Trustee does not yet have possession of the Pledged Shares, an assignment by the Pledgor of all the Pledgor’s rights to and interest in the Pledged Shares and (ii) an irrevocable proxy, in form and substance satisfactory to the Pledgee, signed by the Pledgor with respect to the Pledged Shares.

(b)            So long as no Default or Event of Default shall have occurred and be continuing, (i) the Pledgor shall be entitled to exercise any and all voting and other rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement, and (ii) the Pledgor shall be entitled to receive any and all cash dividends or other distributions paid in respect of the Collateral.

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Section 6. Events of Default.

(a)            If a Default or Event Default shall be existing, in addition to the rights it may have under the Loan Agreement, the Promissory Note and this Pledge Agreement, or by virtue of any other instrument, (i) the Pledgee may exercise, with respect to the Eligible Collateral, from time to time, any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in the State of New York or otherwise available to it (to the extent permitted under Treasury Regulations Section 54.4975-7 and section 4(a) above, it being hereby understood and agreed that the payment of collection costs or attorney fees are NOT permitted) and (ii) the Pledgee shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsement, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Eligible Collateral. Written notification of intended disposition of any of the Eligible Collateral shall be given by the Pledgee to the Pledgor at least three (3) Business Days before such disposition. No action of the Pledgee hereunder shall impair or affects its rights in and to the Eligible Collateral. All rights and remedies of the Pledgee expressed hereunder are in addition to all other rights and remedies possessed by it, including, without limitation, those contained in the documents referred to in the definition of Liabilities in section 1 hereof.

(b)            In any sale of any of the Eligible Collateral after a Default or an Event of Default shall have occurred, the Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Eligible Collateral), or in order to obtain such required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale’s being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Pledgee be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Eligible Collateral is sold in compliance with any such limitation or restriction.

Section 7. Payment in Full. Upon the payment in full of all outstanding Liabilities, this Pledge Agreement shall terminate, and the Pledgee shall forthwith assign, transfer and deliver to the Pledgor, against receipt and without recourse to the Pledgee, all Collateral then held by the Pledgee pursuant to the Pledge Agreement.

Section 8. No Waiver. No failure or delay in the part of the Pledgee in exercising any right or remedy hereunder or under any other document which confers or grants any rights to the Pledgee in respect of the Liabilities shall operate as a waiver thereof nor shall any single or partial exercise of any such rights or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy of the Pledgee.

Section 9. Binding Effect; No Assignment or Delegation. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgor, the Pledgee and their respective successors and assigns, except that the Pledgor may not assign or transfer its rights hereunder without the prior written consent of the Pledgee (which consent shall not be unreasonably withheld, conditioned or delayed). Each duty or obligation of the Pledgor to the Pledgee pursuant to the provisions of this Pledge Agreement shall be performed in favor of any person or entity designated by the Pledgee, and any duty or obligation of the Pledgee to the Pledgor may be performed by any other person or entity designated by the Pledgee.

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Section 10. Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements to be performed wholly within the State of New York.

Section 11. Notices. All notices, requests, instructions or documents hereunder shall be in writing and delivered personally or sent by United States mail, registered or certified, return receipt requested, with proper postage prepaid as follows:

(a)           If to the Pledgee:

Gouverneur Bancorp, Inc.

Attn: Chief Executive Officer

42 Church Street

Gouverneur, NY 13642

(b)           If to the Pledgor:

Gouverneur Savings and Loan Association

Employee Stock

________________, solely as Trustee

Attn:

[address]

or at such other address as either of the parties may designate by written notice to the other party. If delivered personally, the date on which a notice, request, instruction or document is delivered shall be the date on which such delivery is made, and, if delivered by mail, the date on which such notice, request, instruction, or document is deposited in the mail shall be the date of delivery. Each notice, request, instruction or document shall bear the date on which it is delivered.

Section 12. Interpretation. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision herein shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

Section 13. Construction. All provisions hereof shall be construed so as to maintain (a) that the ESOP is a qualified leveraged employee stock ownership plan under section 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986 (the “Code”), (b) the Pledgor as exempt from taxation under section 501(a) of the Code and (c) the Loan as an exempt loan under section 54.4975-7(b) of the Treasury Regulations and as described in Department of Labor Regulation section 2550.408b-3.

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IN WITNESS WHEREOF, this Pledge Agreement has been duly executed by the parties hereto as of the day and year first above written.

GOUVERNEUR SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN TRUST

By:	_____________________, not in its corporate capacity but solely in its capacity as Trustee

By:

GOUVERNEUR BANCORP, INC.

By:

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PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned, GOUVERNEUR SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN TRUST (the “Borrower”), acting by and through ________________, not in its corporate capacity but solely in its capacity as trustee of the Borrower (the “Trustee”), hereby promises to pay to the order of GOUVERNEUR BANCORP, INC. (the “Lender”) an amount equal to ________________ ($____________) (the “Principal Amount”) payable in accordance with the Loan Agreement made and entered into between the Borrower and the Lender of even date herewith (the “Loan Agreement”) pursuant to which this Promissory Note is issued on or as of __________, 2023.

The Principal Amount of this Promissory Note shall be payable in accordance with the schedule attached hereto (“Schedule I”), which sets for the principal and interest payments due pursuant to this Promissory Note.

This Promissory Note shall bear interest at the rate per annum set forth or established under the Loan Agreement, such interest to be payable in accordance with Schedule I.

Anything herein to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender’s receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates on interest that may be charged or collected by the Lender. Any such payments on interest that are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest that may be charged or collected by the Lender. Such deferred interest shall not bear interest.

Payments of both principal and interest on this Promissory Note are to be made at the principal office of the Lender or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds.

Failure to make any payments of principal on this Promissory Note when due, or failure to make any payment of interest on this Promissory Note not later than five (5) Business Days after the date when due, shall constitute a default hereunder, whereupon the principal amount of accrued interest on this Promissory Note shall immediately become due and payable in accordance with the terms of the Loan Agreement.

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This Promissory Note is secured by a Pledge Agreement between the Borrower and the Lender of even date herewith and is entitled to the benefits thereof.

GOUVERNEUR SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN TRUST

By:	________________, not in its corporate capacity but solely in its capacity as Trustee

By:

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